UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06042

Name of Fund: The Europe Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, The Europe Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

                                   The Europe
                                   Fund, Inc.

Semi-Annual Report
June 30, 2005

The Europe Fund, Inc.

Geographic Allocation as a Percentage of Total Investments as of June 30, 2005

A pie graph depicting Geographic Allocation as a Percentage of Total Investments as of June 30, 2005

Norway                                                                      4.0%
Finland                                                                     1.8%
Belgium                                                                     3.8%
Spain                                                                       2.8%
Netherlands                                                                 5.0%
Italy                                                                       3.1%
Germany                                                                    13.8%
United Kingdom                                                             35.3%
Ireland                                                                     3.2%
Greece                                                                      0.9%
Switzerland                                                                 5.9%
France                                                                     20.4%

Portfolio Information as of June 30, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Total SA ............................................................       4.4%
GlaxoSmithKline Plc .................................................       3.8
Royal Bank of Scotland Group Plc ....................................       3.4
UBS AG (Registered Shares) ..........................................       2.8
HBOS Plc ............................................................       2.7
Bancao Bilbao Vizcaya Argentaria SA .................................       2.7
France Telecom SA ...................................................       2.6
Siemens AG ..........................................................       2.5
ING Groep NV ........................................................       2.5
Lloyds TSB Group Plc ................................................       2.5
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks ..................................................        24.9%
Oil, Gas & Consumable Fuels .......................................        12.5
Diversified Telecommunication Services ............................         6.5
Insurance .........................................................         5.3
Diversified Financial Services ....................................         4.6
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2               THE EUROPE FUND, INC.           JUNE 30, 2005

A Letter From the President

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             -0.81%          + 6.32%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%          + 9.45%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         -1.17%          +13.65%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%          + 6.80%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%          + 8.24%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%          +10.10%
-----------------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


                THE EUROPE FUND, INC.           JUNE 30, 2005                  3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the benchmark Morgan Stanley Capital International Europe Index for the period and, we believe, is well positioned for strong results in the future.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, the Common Stock of The Europe Fund, Inc. had a total investment return of +.25%, based on a change in per share net asset value from $11.85 to $11.88. For the same period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, returned -.38% (U.S. dollar adjusted).

The Fund's outperformance of its benchmark was a result of several security-specific and industry-wide factors. One stock that contributed significantly to Fund performance in the first half of 2005 was Italian bank Capitalia SpA. This bank has been undergoing significant restructuring as a result of a newly hired management team that has been focused on providing value to shareholders.

From a sector perspective, our holdings in capital goods companies, which performed well across all of Europe, contributed to relative outperformance. Pharmaceuticals were also strong contributors to the Fund's performance, as were energy companies, which benefited from higher oil prices. On the negative side, some of our allocations to the software and services sector detracted from relative returns, particularly our allocation to French research and development consultancy company Altran Technologies SA, which was subsequently eliminated from the portfolio.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Following a change in the Fund's portfolio manager on June 1, 2005, the structure of the portfolio was altered significantly. We reduced the Fund's exposure to smaller-capitalization stocks in favor of large-capitalization stocks. We also increased the Fund's weighting in U.K.-listed companies, bringing the allocation to U.K. securities from a heavily underweight position to neutral, and reduced the Fund's overweight position in France. In addition, we trimmed the total number of portfolio holdings from approximately 80 to approximately 50. Finally, we reduced the size of some of the largest weightings in the Fund to create a portfolio of stocks that is more evenly weighted, which is designed to have the overall effect of reducing some of the Fund's risk exposures.

Some of the key transactions that were made to bring about these changes included the sale of a large number of smaller-capitalization companies, highlighted by the sale of Altran Technologies SA, previously the Fund's largest holding. We also added several new holdings in the U.K. banking sector, including HBOS Plc and Lloyds TSB Group Plc, and we increased the Fund's exposure to the Royal Bank of Scotland Group Plc. Additionally, we increased exposure to the resources and energy sectors by establishing new holdings in Anglo American Plc, Cairn Energy Plc, Xstrata Plc, Tullow Oil Plc, British Energy Group Plc and Statoil ASA. We also added a new position in the bank Fortis and increased our allocation to bank Banco Bilbao Vizcaya Argentaria SA, insurer ING Groep NV, industrial conglomerate Siemens AG and logistics group Deutsche Post AG. Finally, we sold off positions in stock exchanges Deutsche Boerse AG and Euronext NV, telecommunications equipment group Ericsson, and pharmaceuticals groups Sanofi-Aventis and Roche Holding AG.

As a result of these changes, the Fund also experienced some changes in its sector allocations. Specifically, we increased our weightings to the financials, energy and materials sectors, while decreasing our exposure to the technology and software and services sectors.


4               THE EUROPE FUND, INC.           JUNE 30, 2005

How would you characterize the Fund's position at the close of the period?

Overall, we believe the Fund is well positioned going forward, as we have a positive view toward European equities. Despite all of the negative news surrounding European economic growth (for example, German and French unemployment remains high and Italy is facing a recession), many European companies operate in a global economic environment, and can be more affected by global, rather than local, trends. Global economic growth remains reasonably healthy, which we believe is a net positive for European stocks.

Additionally, many European companies are in the midst of significant restructuring, which has been an ongoing theme in Europe for the last five years. Many companies are becoming increasingly focused on cost cutting and corporate efficiency, which can help provide increased returns to shareholders. On a related note, there has been a significant increase in merger-and-acquisition activity across all of Europe, which is generally a positive for equity investors. Finally, over the past six months, the value of the euro has been declining (the currency lost 10.67% compared to the U.S. dollar), and this trend has been a positive factor for many European companies. A weaker euro helps European companies' profit margins, which has been contributing to strength in that market, and we believe this trend may continue for a while. All of these factors should help propel the European equity market in the months ahead, and we believe we have positioned the Fund to benefit on these trends.

Gavin Corr
Portfolio Manager

July 15, 2005

--------------------------------------------------------------------------------
We are pleased to announce that effective June 1, 2005, Gavin Corr assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Corr has been a Managing Director of Merrill Lynch Investment Managers (MLIM) since 2005. Previously, Mr. Corr was a manager of European equity portfolios with Morley Fund Management from 2002 to 2004. Prior to that, he was Chief Investment Director of Retail Mutual Funds with American Express Asset Management from 1995 to 2002.
--------------------------------------------------------------------------------


                THE EUROPE FUND, INC.           JUNE 30, 2005                  5

Schedule of Investments                                        (in U.S. dollars)

                                                                    Shares
Country                   Industry*                                 Held       Common Stocks                                Value
====================================================================================================================================
Belgium--3.7%             Commercial Banks--1.6%                     23,987    KBC Groep NV                             $  1,896,309
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Financial Services--2.1%       91,720    Fortis                                      2,546,174
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Belgium              4,442,483
====================================================================================================================================
Finland--1.8%             Electric Utilities--1.8%                  133,192    Fortum Oyj                                  2,136,554
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Finland              2,136,554
====================================================================================================================================
France--20.1%             Beverages--1.2%                             9,058    Pernod Ricard SA                            1,447,525
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--2.4%                     28,401    Societe Generale `A'                        2,893,395
                          ----------------------------------------------------------------------------------------------------------
                          Construction & Engineering--1.8%           26,364    Vinci SA                                    2,195,936
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication             105,596    France Telecom SA                           3,088,619
                          Services--2.6%
                          ----------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--1.7%             42,915    Carrefour SA                                2,083,404
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--2.2%                           104,973    AXA                                         2,626,867
                          ----------------------------------------------------------------------------------------------------------
                          Media--2.3%                                85,471    Vivendi Universal SA                        2,696,579
                          ----------------------------------------------------------------------------------------------------------
                          Oil, Gas & Consumable Fuels--4.4%          22,245    Total SA                                    5,232,692
                          ----------------------------------------------------------------------------------------------------------
                          Textiles, Apparel & Luxury Goods--1.5%     22,501    LVMH (Moet Hennessy Louis Vuitton SA)       1,740,695
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in France              24,005,712
====================================================================================================================================
Germany--13.6%            Air Freight & Logistics--1.8%              93,910    Deutsche Post AG                            2,196,539
                          ----------------------------------------------------------------------------------------------------------
                          Auto Components--1.6%                      27,392    Continental AG                              1,976,137
                          ----------------------------------------------------------------------------------------------------------
                          Automobiles--1.6%                          40,971    Bayerische Motoren Werke (BMW) AG           1,871,472
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--4.0%                    102,207   +Bayerische Hypo- und Vereinsbank AG
                                                                               (HVB Group)                                 2,661,589
                                                                     41,965    Deutsche Postbank AG                        2,066,243
                                                                                                                        ------------
                                                                                                                           4,727,832
                          ----------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--2.5%             41,590    Siemens AG                                  3,038,185
                          ----------------------------------------------------------------------------------------------------------
                          Multi-Utilities--2.1%                      38,175    RWE AG                                      2,467,048
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Germany             16,277,213
====================================================================================================================================
Greece--0.8%              Commercial Banks--0.8%                     37,406    Alpha Bank AE                                 995,380
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Greece                 995,380
====================================================================================================================================
Ireland--3.1%             Commercial Banks--1.5%                    142,291    Anglo Irish Bank Corporation Plc            1,758,827
                          ----------------------------------------------------------------------------------------------------------
                          Construction Materials--1.6%               74,238    CRH Plc                                     1,972,789
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Ireland              3,731,616
====================================================================================================================================
Italy--3.1%               Commercial Banks--1.4%                    301,813    Capitalia SpA                               1,690,664
                          ----------------------------------------------------------------------------------------------------------
                          Transportation Infrastructure--1.7%        74,104    Autostrade SpA                              1,970,126
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Italy                3,660,790
====================================================================================================================================
Netherlands--4.9%         Chemicals--1.7%                            29,138    DSM NV                                      1,996,623
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Financial Services--2.5%      107,178    ING Groep NV                                3,032,385
                          ----------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.7%            101,176   +Koninklijke Ahold NV                          832,926
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in the Netherlands      5,861,934
====================================================================================================================================
Norway--4.0%              Commercial Banks--1.8%                    201,545    DNB NOR ASA                                 2,103,987
                          ----------------------------------------------------------------------------------------------------------
                          Oil, Gas & Consumable Fuels--2.2%         129,587    Statoil ASA                                 2,646,129
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Norway               4,750,116
====================================================================================================================================


6               THE EUROPE FUND, INC.           JUNE 30, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                                    Shares
Country                   Industry*                                 Held       Common Stocks                                Value
====================================================================================================================================
Spain--2.7%               Commercial Banks--2.7%                    209,110    Banco Bilbao Vizcaya Argentaria SA       $  3,230,319
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Spain                3,230,319
====================================================================================================================================
Switzerland--5.7%         Capital Markets--2.8%                      43,460    UBS AG (Registered Shares)                  3,392,397
                          ----------------------------------------------------------------------------------------------------------
                          Chemicals--1.5%                            17,617   +Syngenta AG                                 1,813,818
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.4%                            12,653   +Swiss Life Holding                          1,671,132
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Switzerland          6,877,347
====================================================================================================================================
United                    Aerospace & Defense--2.0%                 466,339    BAE Systems Plc                             2,398,984
Kingdom--34.8%            ----------------------------------------------------------------------------------------------------------
                          Commercial Banks--8.7%                    213,711    HBOS Plc                                    3,296,259
                                                                    356,532    Lloyds TSB Group Plc                        3,022,757
                                                                    133,357    Royal Bank of Scotland Group Plc            4,030,111
                                                                                                                        ------------
                                                                                                                          10,349,127
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication             671,362    BT Group Plc                                2,767,759
                          Services--3.9%                            724,316    Cable & Wireless Plc                        1,934,452
                                                                                                                        ------------
                                                                                                                           4,702,211
                          ----------------------------------------------------------------------------------------------------------
                          Electric Utilities--1.9%                  261,143    British Energy Group Plc                    1,905,094
                                                                     48,127   +Enel SpA                                      419,509
                                                                                                                        ------------
                                                                                                                           2,324,603
                          ----------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants & Leisure--1.6%       124,186    Enterprise Inns Plc                         1,856,446
                          ----------------------------------------------------------------------------------------------------------
                          Household Products--1.5%                   59,340    Reckitt Benckiser Plc                       1,749,674
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.7%                           222,301    Prudential Plc                              1,977,359
                          ----------------------------------------------------------------------------------------------------------
                          Metals & Mining--3.8%                     101,510    Anglo American Plc                          2,381,728
                                                                    112,307    Xstrata Plc                                 2,168,034
                                                                                                                        ------------
                                                                                                                           4,549,762
                          ----------------------------------------------------------------------------------------------------------
                          Oil, Gas & Consumable Fuels--5.9%         355,681    BG Group Plc                                2,926,288
                                                                     87,732   +Cairn Energy Plc                            2,119,784
                                                                    614,564    Tullow Oil Plc                              2,054,422
                                                                                                                        ------------
                                                                                                                           7,100,494
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--3.8%                     187,180    GlaxoSmithKline Plc                         4,532,715
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in the United
                                                                               Kingdom                                    41,541,375
====================================================================================================================================
                          Total Investments (Cost--$111,201,816**)--98.3%                                                117,510,839

                          Other Assets Less Liabilities--1.7%                                                              2,033,545
                                                                                                                        ------------
                          Net Assets--100.0%                                                                            $119,544,384
                                                                                                                        ============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $111,383,772
                                                                   ============
      Gross unrealized appreciation .............................  $  7,101,037
      Gross unrealized depreciation .............................      (973,970)
                                                                   ------------
      Net unrealized appreciation ...............................  $  6,127,067
                                                                   ============

+     Non-income producing security.

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.           JUNE 30, 2005                  7

Statement of Assets and Liabilities

As of June 30, 2005
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$111,201,816) ..................................                      $ 117,510,839
                       Foreign cash (cost--$417,588) .....................................                            417,848
                       Cash ..............................................................                          1,543,691
                       Receivables:
                          Securities sold ................................................    $   1,873,626
                          Dividends ......................................................          279,822
                          Interest .......................................................            4,035         2,157,483
                                                                                              -------------------------------
                       Total assets ......................................................                        121,629,861
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ...........................................        1,920,123
                          Investment adviser .............................................           73,237
                          Administration fees ............................................           24,412         2,017,772
                                                                                              -------------
                       Accrued expenses ..................................................                             67,705
                                                                                                                -------------
                       Total liabilities .................................................                          2,085,477
                                                                                                                -------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                      $ 119,544,384
                                                                                                                =============
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.001 par value (authorized 100,000,000 shares) .....                      $      10,066
                       Paid-in capital in excess of par ..................................                        107,043,052
                       Undistributed investment income--net ..............................    $   1,150,008
                       Accumulated realized capital gains--net ...........................        5,036,338
                       Unrealized appreciation--net ......................................        6,304,920
                                                                                              -------------
                       Total accumulated earnings--net ...................................                         12,491,266
                                                                                                                -------------
                       Net Assets--Equivalent to $11.88 per share based on 10,066,319
                        shares of Common Stock issued and outstanding ....................                      $ 119,544,384
                                                                                                                =============

      See Notes to Financial Statements.


8               THE EUROPE FUND, INC.           JUNE 30, 2005

Statement of Operations

For the Six Months Ended June 30, 2005
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $230,137 foreign withholding tax) ...............                      $   1,897,692
                                                                                                                -------------
                       Total income ......................................................                          1,897,692
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $     443,725
                       Administration fees ...............................................          147,908
                       Custodian fees ....................................................           44,348
                       Transfer agent fees ...............................................           28,720
                       Printing and shareholder reports ..................................           23,039
                       Audit fees ........................................................           20,183
                       Listing fees ......................................................            9,480
                       Legal .............................................................            8,652
                       Directors' fees and expenses ......................................            7,375
                       Other .............................................................           14,254
                                                                                              -------------
                       Total expenses ....................................................                            747,684
                                                                                                                -------------
                       Investment income--net ............................................                          1,150,008
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                        Investments--net .................................................       19,880,432
                        Foreign currency transactions--net ...............................          (73,411)       19,807,021
                                                                                              -------------
                       Change in unrealized appreciation on:
                        Investments--net .................................................      (20,674,461)
                        Foreign currency transactions--net ...............................          (25,505)      (20,699,966)
                                                                                              -------------------------------
                       Total realized and unrealized loss--net ...........................                           (892,945)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $     257,063
                                                                                                                =============

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.           JUNE 30, 2005                  9

Statements of Changes in Net Assets

                                                                                                For the Six         For the
                                                                                               Months Ended       Year Ended
                                                                                                 June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                 2005              2004
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $   1,150,008     $     956,936
                       Realized gain--net ................................................       19,807,021         3,246,172
                       Change in unrealized appreciation--net ............................      (20,699,966)       12,452,567
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............          257,063        16,655,675
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................               --        (4,476,840)
                       Tax return of capital--net ........................................               --        (3,323,551)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders               --        (7,800,391)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................          257,063         8,855,284
                       Beginning of period ...............................................      119,287,321       110,432,037
                                                                                              -------------------------------
                       End of period .....................................................    $ 119,544,384     $ 119,287,321
                                                                                              ===============================
                       Undistributed investment income--net ..............................    $   1,150,008                --
                                                                                              ===============================

      See Notes to Financial Statements.


10              THE EUROPE FUND, INC.           JUNE 30, 2005

                                                           For the Six
                                                           Months Ended                 For the Year Ended December 31,
The following per share data and ratios have been derived    June 30,       ------------------------------------------------------
from information provided in the financial statements.         2005           2004            2003            2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...  $  11.85         $  10.97        $   8.07        $  12.03      $  17.01
                                                           -----------------------------------------------------------------------
                 Investment income--net .................       .11              .10             .07             .11           .06
                 Realized and unrealized gain (loss)--net      (.08)            1.55            3.41           (3.23)        (3.86)
                                                           -----------------------------------------------------------------------
                 Total from investment operations .......       .03             1.65            3.48           (3.12)        (3.80)
                                                           -----------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net* .............        --             (.44)           (.08)           (.10)         (.06)
                    Realized gain--net ..................        --               --              --              --          (.81)
                                                           -----------------------------------------------------------------------
                    Total dividends .....................        --             (.44)           (.08)           (.10)         (.87)
                                                           -----------------------------------------------------------------------
                    Tax return of capital--net ..........        --             (.33)           (.50)           (.74)         (.31)
                                                           -----------------------------------------------------------------------
                    Total distributions .................        --             (.33)           (.50)           (.74)         (.31)
                                                           -----------------------------------------------------------------------
                 Total dividends and distributions ......        --             (.77)           (.58)           (.84)        (1.18)
                                                           -----------------------------------------------------------------------
                 Net asset value, end of period .........  $  11.88         $  11.85        $  10.97        $   8.07      $  12.03
                                                           =======================================================================
                 Per share market value, end of period ..  $  10.56         $  11.34        $   9.89        $   7.10      $  10.40
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       .25%+          15.57%          43.49%         (25.34%)      (21.53%)
                                                           =======================================================================
                 Based on market price per share ........     (6.88%)+         22.68%          47.04%         (24.02%)      (23.07%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................      1.26%@           1.22%           1.30%           1.28%         1.30%
                                                           =======================================================================
                 Investment income--net .................      1.94%@            .85%            .81%           1.04%          .45%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)  $119,544         $119,287        $110,432        $ 81,221      $121,059
                                                           =======================================================================
                 Portfolio turnover .....................    125.31%           35.68%          42.54%          28.87%        23.93%
                                                           =======================================================================

* Realized gains (losses) on foreign currency related transactions--net, if any, are included with and distributed as investment income--net in accordance with provisions of the Internal Revenue Code.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Annualized.

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.           JUNE 30, 2005                 11

Notes to Financial Statements

1. Significant Accounting Policies:

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland in 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol EF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


12              THE EUROPE FUND, INC.           JUNE 30, 2005

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business


                THE EUROPE FUND, INC.           JUNE 30, 2005                 13

Notes to Financial Statements (concluded)

days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager" or "MLIMIL").

The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: .75% of the Fund's average weekly net assets up to $250 million, and .65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc. ("ML & Co.").

The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of ..25% of the Fund's average weekly net assets up to $200 million and .20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of ML & Co.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates.

Certain directors and officers of the Fund are also directors and officers of the Administrator.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $148,147,806 and $148,637,859, respectively.

4. Capital:

There are 100 million shares of $0.001 par value common stock authorized. Of the 10,066,319 shares outstanding at June 30, 2005, MLIMIL owned 1,960 shares in respect of the Fund's initial seed capital and reinvested distributions.

5. Commitments:

At June 30, 2005, the Fund had outstanding foreign exchange contracts, under which it agreed to purchase a foreign currency with an approximate value of $1,281,000 and to sell a foreign currency with an approximate value of $1,216,000, respectively.

6. Capital Loss Carryforward:

On December 31, 2004, the Fund had a net capital loss carryforward of $13,503,465, of which $7,802,068 expires in 2010 and $5,701,397 expires in 2011.
This amount will be available to offset like amounts of any future taxable gains.


14              THE EUROPE FUND, INC.           JUNE 30, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

Transfer Agents

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

EF

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                THE EUROPE FUND, INC.           JUNE 30, 2005                 15

Distribution Reinvestment and Cash Purchase Plan

Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the"Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer his shares and continue to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from US$100 to US$3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.


16              THE EUROPE FUND, INC.           JUNE 30, 2005

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

With respect to purchases with voluntary cash payments, the Plan Agent will charge US$2 for each purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at The Bank of New York, P.O. Box 11260, Church Street Station, New York, New York 10277-1260, Attention: Dividend Reinvestment Service, or by calling 1-800-524-4458.


                THE EUROPE FUND, INC.           JUNE 30, 2005                 17

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers International Limited (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales data for the Fund; (c) a discussion by the Fund's portfolio manager of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:


18              THE EUROPE FUND, INC.           JUNE 30, 2005

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended March 31, 2005, the Fund's performance after fees and expenses ranked in the third quintile for the one and five year periods, and in the fourth quintile for the three year period. The Board noted that the changes in portfolio manager and management team were intended to improve the Fund's performance going forward. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. While the Fund's contractual management fee rate was equal to the median of contractual management fee rates charged by comparable funds, the actual management fee rate was slightly higher than the median of actual management fee rates charged by comparable funds. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


                THE EUROPE FUND, INC.           JUNE 30, 2005                 19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

The Europe Fund, Inc. seeks long-term capital appreciation through investment primarily in European equity securities.

This report, including the financial information herein, is transmitted to shareholders of The Europe Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Europe Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                    #TEF -- 6/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Europe Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: August 19, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    The Europe Fund, Inc.

Date: August 19, 2005